Supplement to
Fidelity® Variable
Insurance Products
Initial Class
April 30, 2006
Prospectus

The following information replaces the biographical information for VIP Natural Resources Portfolio found in the "Fund Management" section on page 19.

John Dowd is co-manager of VIP Natural Resources Portfolio, which he has managed since May 2006. Mr. Dowd joined Fidelity Investments as an equity research analyst in 2005. Previously, Mr. Dowd a senior research analyst for Sanford C. Bernstein & Co. from 2000 to 2005.

Matthew Friedman is co-manager of VIP Natural Resources Portfolio, which he has managed since June 2004. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

VIPFCI-06-01 May 11, 2006
1.765122.122

Supplement to
Fidelity® Variable
Insurance Products
Investor Class
April 30, 2006
Prospectus

The following information replaces the biographical information for VIP Natural Resources Portfolio found in the "Fund Management" section on page 20.

John Dowd is co-manager of VIP Natural Resources Portfolio, which he has managed since May 2006. Mr. Dowd joined Fidelity Investments as an equity research analyst in 2005. Previously, Mr. Dowd a senior research analyst for Sanford C. Bernstein & Co. from 2000 to 2005.

Matthew Friedman is co-manager of VIP Natural Resources Portfolio, which he has managed since June 2004. Since joining Fidelity Investments in 2000, Mr. Friedman has worked as a research analyst and portfolio manager. Prior to joining Fidelity, Mr. Friedman was an investment banking analyst for Lehman Brothers in New York.

VIPINVF-06-01 May 11, 2006
1.824639.101